                                                                     EXHIBIT 99a
                                                                     -----------
               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following Unaudited Pro Forma Combined Financial Information combines the historical Consolidated Financial Statements of Bank of Boston and BayBanks giving effect to the proposed merger of Bank of Boston and BayBanks, as if it had been effective on September 30, 1995, with regard to the Pro Forma Combined Balance Sheet, and as of the beginning of the periods indicated herein, with regard to the Pro Forma Combined Statements of Income. The proposed merger will be accounted for as a pooling of interests. This information should be read in conjunction with the historical consolidated financial statements of Bank of Boston and BayBanks, including their respective notes thereto. The effect of estimated acquisition and restructuring costs has been reflected in the pro forma combined balance sheet; however, since the estimated costs are nonrecurring, they have not been reflected in the pro forma combined statements of income. The pro forma combined financial information does not give effect to any anticipated cost savings in connection with the proposed merger. The pro forma combined balance sheet is not necessarily indicative of the actual financial position that would have existed had the proposed merger with BayBanks been consummated on September 30, 1995 or that may exist in the future. The pro forma combined statements of income are not necessarily indicative of the results that would have occurred had the proposed merger been consummated on the dates indicated or that may be achieved in the future.


                                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                              AT SEPTEMBER 30, 1995


(IN MILLIONS)                                       BANK OF                    PRO  FORMA      PRO FORMA
                                                     BOSTON      BAYBANKS(1)  ADJUSTMENTS(1)    COMBINED
                                                     ------      -----------  --------------    --------
ASSETS
Cash and due from  banks                            $ 2,208     $   750                        $ 2,958
Interest bearing deposits in other banks              1,249         160                          1,409
Federal funds sold and securities purchased
  under agreements to resell                          1,236         189                          1,425
Securities held to maturity                           1,765       2,190                          3,955
Securities available for sale                         3,277         318                          3,595
Trading account securities                              594          77                            671
Mortgages held for sale                                 558                                        558
Loans and leases                                     31,691       7,476                         39,167
Reserve for credit losses                              (704)       (154)                          (858)
Premises and equipment                                  589         205                            794
Due from customers on acceptances                       381           1                            382
Other assets                                          3,239         313                          3,552
                                                    -------     -------         --------       -------
Total assets                                        $46,083     $11,525                        $57,608
                                                    =======     =======         ========       =======

LIABILITIES AND
 STOCKHOLDERS' EQUITY
Deposits                                            $30,009     $ 9,724                        $39,733
Funds borrowed                                        8,720         732                          9,452
Acceptances outstanding                                 381           1                            382
Other liabilities                                     1,321          97         $     83  (2)    1,501
Notes payable                                         2,059          65                          2,124
                                                    -------     -------         --------       -------
Total liabilities                                    42,490      10,619               83        53,192
                                                    -------     -------         --------       -------

Stockholders'equity:
  Preferred stock                                       508                                        508
  Common stock                                          252          39               58  (3)      349
  Surplus                                               916         359              (58) (3)    1,217
  Retained earnings                                   1,927         508              (83) (2)    2,352

  Net unrealized loss on
   securities available for sale, net of tax             (6)                                        (6)

  Cumulative translation adjustments                     (4)                                        (4)
                                                    -------     -------         --------       -------

Total stockholders' equity                            3,593         906              (83)        4,416
                                                    -------     -------         --------       -------

Total liabilities and stockholders' equity          $46,083     $11,525                        $57,608
                                                    =======     =======         ========       =======


        See Notes to Unaudited Pro Forma Combined Financial Information


                          UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)        NINE MONTHS               YEARS ENDED DECEMBER 31,
                                                          ENDED                  ------------------------
                                                      SEPT. 30, 1995         1994          1993         1992
                                                      --------------         ----          ----         ----
INTEREST INCOME:
  Loans and lease financing, including fees               $ 2,860           $ 3,114       $ 2,584      $ 2,823
  Securities                                                  507               495           362          485
  Mortgages held for sale                                      18                43            85           67
  Federal funds sold and securities
    purchased under agreements to resell                      273               605           147           98
  Deposits in other banks                                     182               119           152          191
                                                          -------           -------       -------      -------
      Total interest income                                 3,840             4,376         3,330        3,664
                                                          -------           -------       -------      -------
INTEREST EXPENSE:
  Deposits                                                  1,348             1,301         1,177        1,640
  Funds borrowed                                              698               906           268          275
  Notes payable                                               119               132           116           77
                                                          -------           -------       -------      -------
      Total interest expense                                2,165             2,339         1,561        1,992
                                                          -------           -------       -------      -------
  Net interest revenue                                      1,675             2,037         1,769        1,672
  Provision for credit losses                                 194               154           107          288
                                                          -------           -------       -------      -------
  Net interest revenue after provision
  for credit losses                                         1,481             1,883         1,662        1,384
                                                          -------           -------       -------      -------
NONINTEREST INCOME:
  Financial service fees                                      480               580           529          519
  Trust and agency fees                                       179               215           193          181
  Trading profits and commissions                              16                18            26           18
  Securities gains                                              7                14            32          116
  Other income                                                260               208           165          186
                                                          -------           -------       -------      -------
      Total noninterest income                                942             1,035           945        1,020
                                                          -------           -------       -------      -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                              857             1,043           984          926
  Occupancy and equipment expense                             248               317           312          317
  Other real estate owned expense                               7                38            82          172
  Acquisition and restructuring expense                                          21            85
  Other expense                                               418               526           539          534
                                                          -------           -------       -------      -------
      Total noninterest expense                             1,530             1,945         2,002        1,949
                                                          -------           -------       -------      -------
  Income before income taxes, extraordinary
    item and cumulative effect of
    accounting change                                         893               973           605          455
  Provision for income taxes                                  395               423           262          190
                                                          -------           -------       -------      -------
  INCOME BEFORE EXTRAORDINARY
   ITEM AND CUMULATIVE EFFECT OF
   ACCOUNTING CHANGE                                      $   498           $   550       $   343      $   265
                                                          =======           =======       =======      =======
PER COMMON SHARE:
  Income before extraordinary item and
    cumulative effect of accounting change:
      Primary                                             $  3.07           $  3.44       $  2.09      $  1.77
      Fully diluted                                          3.00              3.37          2.05         1.73
    Average number of common shares (in thousands):
      Primary                                             153,086           148,913       147,033      138,444
      Fully diluted                                       156,409           153,619       152,067      144,044

        See Notes to Unaudited Pro Forma Combined Financial Information


                             UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS) BANK OF                    PRO FORMA     PRO FORMA
                                                BOSTON      BAYBANKS(1)  ADJUSTMENTS(1)  COMBINED
                                                ------      -----------  -------------   --------
INTEREST INCOME:
  Loans and lease financing, including fees     $ 2,394       $  466                      $ 2,860
   Securities                                       395          112                          507
  Mortgages held for sale                            17            1                           18
  Federal funds sold and securities
    purchased under agreements to resell            267            6                          273
  Deposits in other banks                           177            5                          182
                                                -------       ------                      -------
    Total interest income                         3,250          590                        3,840
                                                -------       ------                      -------
INTEREST EXPENSE:
  Deposits                                        1,179          169                        1,348
  Funds borrowed                                    656           42                          698
  Notes payable                                     116            3                          119
                                                -------       ------                      -------
    Total interest expense                        1,951          214                        2,165
                                                -------       ------                      -------
  Net interest revenue                            1,299          376                        1,675
  Provision for credit losses                       175           19                          194
                                                -------       ------                      -------
  Net interest revenue after provision
  for credit losses                               1,124          357                        1,481
                                                -------       ------                      -------
NONINTEREST INCOME:
  Financial service fees                            337          143                          480
  Trust and agency fees                             168           11                          179
  Trading profits and commissions                    14            2                           16
  Securities gains                                    7                                         7
  Other income                                      252            8                          260
                                                -------       ------                      -------
    Total noninterest income                        778          164                          942
                                                -------       ------                      -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                    670          187                          857
  Occupancy and equipment expense                   180           68                          248
  Other real estate owned expense                     6            1                            7
  Other expense                                     312          106                          418
                                                -------       ------                      -------
    Total noninterest expense                     1,168          362                        1,530
                                                -------       ------                      -------
  Income before income taxes                        734          159                          893
  Provision for income taxes                        335           60                          395
                                                -------       ------        -------       -------
    NET INCOME                                  $   399       $   99                      $   498
                                                =======       ======        =======       =======
PER COMMON SHARE:
  Net income:
      Primary                                   $  3.36       $ 5.11                      $  3.07
      Fully diluted                                3.27         5.10                         3.00
  Average number of common shares
   (in thousands):
      Primary                                   110,188       19,499                      153,086
      Fully diluted                             113,458       19,523                      156,409

        See Notes to Unaudited Pro Forma Combined Financial Information


                                  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                        FOR THE YEAR ENDED DECEMBER 31, 1994

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          BANK OF                         PRO FORMA      PRO FORMA
                                                         BOSTON          BAYBANKS(1)     ADJUSTMENTS(1) COMBINED
                                                         ------          -----------     -----------    --------
INTEREST INCOME:
  Loans and lease financing, including fees              $ 2,606            $  508                      $ 3,114
  Securities                                                 355               140                          495
  Mortgages held for sale                                     41                 2                           43
  Federal funds sold and securities
    purchased under agreements to resell                     600                 5                          605
  Deposits in other banks                                    116                 3                          119
                                                         -------            ------                      -------
      Total interest income                                3,718               658                        4,376
                                                         -------            ------                      -------
INTEREST EXPENSE:
  Deposits                                                 1,148               153                        1,301
  Funds borrowed                                             868                38                          906
  Notes payable                                              130                 2                          132
                                                         -------            ------                      -------
      Total interest expense                               2,146               193                        2,339
                                                         -------            ------                      -------
  Net interest revenue                                     1,572               465                        2,037
  Provision for credit losses                                130                24                          154
                                                         -------            ------                      -------
  Net interest revenue after provision
  for credit losses                                        1,442               441                        1,883
                                                         -------            ------                      -------
NONINTEREST INCOME:
  Financial service fees                                     396               184                          580
  Trust and agency fees                                      201                14                          215
  Trading profits and commissions                             16                 2                           18
  Securities gains                                            14                                             14
  Other income                                               201                 7                          208
                                                         -------            ------                      -------
      Total noninterest income                               828               207                        1,035
                                                         -------            ------                      -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                             813               230                        1,043
  Occupancy and equipment expense                            231                86                          317
  Other real estate owned expense                             22                16                           38
  Acquisition and restructuring expense                       21                                             21
  Other expense                                              392               134                          526
                                                         -------            ------                      -------
      Total noninterest expense                            1,479               466                        1,945
                                                         -------            ------                      -------
Income before income taxes, extraordinary
  item and cumulative effect of
  of accounting change                                       791               182                          973
  Provision for income taxes                                 349                74                          423
                                                         -------            ------       -------        -------
INCOME BEFORE EXTRAORDINARY
  ITEM AND CUMULATIVE EFFECT
  OF ACCOUNTING CHANGE                                   $   442            $  108                      $   550
                                                         =======            ======       =======        =======
PER COMMON SHARE:
  Income before extraordinary item and
  cumulative effect of accounting change:
      Primary                                            $  3.79            $ 5.65                      $  3.44
      Fully diluted                                         3.67              5.65                         3.37
Average number of common shares (in thousands):
      Primary                                            106,730            19,174                      148,913
      Fully diluted                                      111,427            19,177                      153,619

        See Notes to Unaudited Pro Forma Combined Financial Information


                                UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                     FOR THE YEAR ENDED DECEMBER 31, 1993

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)      BANK OF                    PRO FORMA      PRO FORMA
                                                     BOSTON     BAYBANKS(1)    ADJUSTMENTS(1)  COMBINED
                                                     ------     -----------    -----------     --------
INTEREST INCOME:
  Loans and lease financing, including fees          $ 2,112       $  472                      $ 2,584
  Securities                                             271           91                          362
  Mortgages held for sale                                 76            9                           85
  Federal funds sold and securities
    purchased under agreements to resell                 139            8                          147
  Deposits in other banks                                141           11                          152
                                                     -------       ------                      -------
      Total interest income                            2,739          591                        3,330
                                                     -------       ------                      -------
INTEREST EXPENSE:
  Deposits                                             1,016          161                        1,177
  Funds borrowed                                         264            4                          268
  Notes payable                                          114            2                          116
                                                     -------       ------                      -------
      Total interest expense                           1,394          167                        1,561
                                                     -------       ------                      -------
  Net interest revenue                                 1,345          424                        1,769
  Provision for credit losses                             70           37                          107
                                                     -------       ------                      -------
  Net interest revenue after provision
  for credit losses                                    1,275          387                        1,662
                                                     -------       ------                      -------
NONINTEREST INCOME:
  Financial service fees                                 350          179                          529
  Trust and agency fees                                  178           15                          193
  Trading profits and commissions                         24            2                           26
  Securities gains                                        32                                        32
  Other income                                           162            3                          165
                                                     -------       ------                      -------
      Total noninterest income                           746          199                          945
                                                     -------       ------                      -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                         771          213                          984
  Occupancy  and equipment expense                       224           88                          312
  Other real estate owned expense                         44           38                           82
  Acquisition and restructuring expense                   85                                        85
  Other expense                                          407          132                          539
                                                     -------       ------                      -------
      Total noninterest expense                        1,531          471                        2,002
                                                     -------       ------                      -------
  Income before income taxes and
    cumulative effect of accounting change               490          115                          605
  Provision for income taxes                             215           47                          262
                                                     -------       ------      -------         -------
INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                        $   275       $   68                      $   343
                                                     =======       ======      =======         =======
PER COMMON SHARE:
  Income before cumulative effect
    of accounting change:
      Primary                                        $  2.28       $ 3.57                      $  2.09
      Fully diluted                                     2.22         3.56                         2.05
  Average number of common shares (in thousands):
      Primary                                        105,336       18,953                      147,033
      Fully diluted                                  110,258       19,004                      152,067

        See Notes to Unaudited Pro Forma Combined Financial Information


                                  UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
                                        FOR THE YEAR ENDED DECEMBER 31, 1992

(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          BANK OF                         PRO FORMA      PRO FORMA
                                                         BOSTON          BAYBANKS(1)     ADJUSTMENTS(1) COMBINED
                                                         ------          -----------     -----------    --------
INTEREST INCOME:
  Loans and lease financing, including fees              $ 2,291            $  532                      $ 2,823
  Securities                                                 391                94                          485
  Mortgages held for sale                                     58                 9                           67
  Federal funds sold and securities
    purchased under agreements to resell                      81                17                           98
  Deposits in other banks                                    186                 5                          191
                                                         -------            ------                      -------
      Total interest income                                3,007               657                        3,664
                                                         -------            ------                      -------
INTEREST EXPENSE:
  Deposits                                                 1,407               233                        1,640
  Funds borrowed                                             271                 4                          275
  Notes payable                                               74                 3                           77
                                                         -------            ------                      -------
      Total interest expense                               1,752               240                        1,992
                                                         -------            ------                      -------
  Net interest revenue                                     1,255               417                        1,672
  Provision for credit losses                                181               107                          288
                                                         -------            ------                      -------
  Net interest revenue after provision
  for credit losses                                        1,074               310                        1,384
                                                         -------            ------                      -------
NONINTEREST INCOME:
  Financial service fees                                     355               164                          519
  Trust and agency fees                                      166                15                          181
  Trading profits and commissions                             16                 2                           18
  Securities gains                                            39                77                          116
  Other income                                               183                 3                          186
                                                         -------            ------                      -------
      Total noninterest income                               759               261                        1,020
                                                         -------            ------                      -------
NONINTEREST EXPENSE:
  Salaries and employee benefits                             726               200                          926
  Occupancy and equipment expense                            227                90                          317
  Other real estate owned expense                            113                59                          172
  Other expense                                              408               126                          534
                                                         -------            ------                      -------
      Total noninterest expense                            1,474               475                        1,949
                                                         -------            ------                      -------
Income before income taxes and
  extraordinary item                                         359                96                          455
Provision for income taxes                                   153                37                          190
                                                         -------            ------        -------       -------
INCOME BEFORE EXTRAORDINARY
  ITEM                                                   $   206            $   59                      $   265
                                                         =======            ======        =======       =======
PER COMMON SHARE:
  Income before extraordinary
  item:
      Primary                                            $  1.82            $ 3.57                      $  1.77
      Fully diluted                                         1.78              3.54                         1.73
Average number of common shares (in thousands):
      Primary                                            101,977            16,576                      138,444
      Fully diluted                                      107,157            16,767                      144,044

        See Notes to Unaudited Pro Forma Combined Financial Information

     NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(1) Certain historical data of BayBanks have been reclassified on a pro forma basis to conform to Bank of Boston's classifications. Transactions between Bank of Boston and BayBanks are not material in relation to the pro forma combined financial statements, and have not been eliminated from the pro forma combined amounts.

(2) Reflects preliminary estimated acquisition and restructuring costs of $140 million ($83 million net of taxes). Such costs include estimated investment banking and other professional fees, stock issuance costs and other expenses associated with the proposed merger and estimated facilities and operations consolidation and involuntary termination costs associated with expected reorganizations following the proposed merger.

(3) Reflects the conversion of BayBanks Common Stock into Bank of Boston Common Stock. Pursuant to the agreement with BayBanks, each outstanding share (19,622,393 shares at September 30, 1995) of BayBanks Common
     Stock will be converted into 2.2 shares of Bank of Boston Common Stock, subject to adjustment in certain circumstances.

(4) In connection with its proposed merger with BayBanks, Bank of Boston will file a Registration Statement on Form S-4 with the Securities and Exchange Commission (the "Commission") registering Bank of Boston Common Stock to be issued in connection therewith. This registration statement, which will be subject to review and comment by the Staff of the Commission, will include pro forma financial information for Bank of Boston and BayBanks. Such pro forma financial information may differ from the pro forma financial information included herein.